UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 3, 2016 (February 2, 2016)

ARLINGTON ASSET INVESTMENT CORP.

(Exact name of Registrant as specified in its charter)

Virginia	54-1873198	001-34374
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)	(Commission File Number)

1001 Nineteenth Street North

Arlington, VA 22209

(Address of principal executive offices) (Zip code)

(703) 373-0200

(Registrant’s telephone number including area code)

N/A

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

Arlington Asset Investment Corp. (the “Company”) issued a press release on February 2, 2016 announcing its financial results for the quarter and full year ended December 31, 2015. A copy of the press release is attached hereto as Exhibit 99.1 (the “Press Release”).

The information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 furnished pursuant to Item 9.01, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 furnished pursuant to Item 9.01, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933.

Item 8.01	Other Events.

The Company has posted an updated investor presentation to its website, www.arlingtonasset.com. A copy of the slide presentation is attached as Exhibit 99.2 hereto and incorporated herein by reference.

Forward-Looking Statements Disclaimer

This Current Report on Form 8-K contains “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including those relating to the fair value and future market price of the Company’s Class A common stock, future market conditions, interest rates, portfolio allocation, financing costs, portfolio hedging, prepayments, advances from the Federal Home Loan Bank of Cincinnati, direct repo, and the effect of actions of the U.S. government, including the Federal Reserve, the Federal Housing Finance Agency and the U.S. Treasury, on our results. Forward-looking statements typically are identified by use of the terms such as “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “may” or similar expressions. Forward-looking statements are based on the Company's beliefs, assumptions and expectations of the Company's future performance, taking into account all information currently available to the Company. The Company cannot assure you that actual results will not vary from the expectations contained in the forward-looking statements. All of the forward-looking statements are subject to numerous possible events, factors and conditions, many of which are beyond the control of the Company and not all of which are known to the Company, including, without limitation, market conditions and those described in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2014 and other documents which have been filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date on which they are made. New risks and uncertainties arise over time, and it is not possible to predict those events or how they may affect us. Except as required by law, the Company is not obligated to, and does not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Arlington Asset Investment Corp. Press Release dated February 2, 2016.

99.2	Investor Presentation dated February 2, 2016 posted to the Company’s website.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ARLINGTON ASSET INVESTMENT CORP.

Date: February 3, 2016
	By:	/s/ Richard E. Konzmann
	Name:	Richard E. Konzmann
	Title:	Executive Vice Presidet, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Arlington Asset Investment Corp. Press Release dated February 2, 2016.

99.2	Investor Presentation dated February 2, 2016 posted to the Company’s website.